UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 17, 2011

BAR HARBOR BANKSHARES
(Exact name of registrant as specified in its charter)

Commission File No. 001-13349

Maine	01-0393663
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

PO Box 400
82 Main Street, Bar Harbor, ME	04609-0400
(Address of principal executive offices)	(Zip Code)

(207) 288-3314
(Registrant's telephone number, including area code)

Inapplicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 5.07 Submission of Matters to a Vote of Security Holders	Page 1

Signatures	Page 3

Item 5.07       Submission of Matters to a Vote of Security Holders.

 The 2011 Annual Meeting of the Stockholders (the "Annual Meeting") of Bar Harbor Bankshares (the "Company") was held at 11:00 A.M. on Tuesday, May 17, 2011 at the Bar Harbor Club, 111 West Street, Bar Harbor, Maine. At the Annual Meeting, there were present in person or by proxy, 3,274,974.65 shares of the Company’s common stock, representing approximately 85.25% of the total outstanding eligible votes.  At the Annual Meeting, the stockholders of the Company: (i) elected fourteen (14) persons to serve as directors for a term of one year; (ii) set the number of directors for the ensuing year at fourteen (14); (iii) voted to approve a non-binding advisory resolution on the compensation of the Named Executive Officers of the Company ("Say on Pay"); (iv) selected the annual (one-year) option on desired frequency of Say on Pay; and (v) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011. The voting results for each proposal are as follows:

 1. To elect fourteen (14) persons to serve as directors for a term of one year:
DIRECTOR	FOR	WITHHELD	BROKER NON VOTE

Robert C. Carter	2,335,650.35	23,472.31	0
Thomas A. Colwell	2,330,947.78	28,174.87	0
Jacquelyn S. Dearborn	2,110,345.44	248,777.22	0
Peter Dodge	2,316.006.48	43,116.17	0
Martha T. Dudman	2,332,835.65	26,287.01	0
Lauri E. Fernald	2,116,372.84	242,749.81	0
Gregg S. Hannah	2,103,889.65	255,233.00	0
Clyde H. Lewis	2,332,578.19	26,544.47	0
Joseph M. Murphy	2,267,964.87	46,157.78	0
Robert M. Phillips	2,116,972.68	242,149.97	0
Constance C. Shea	2,116,254.79	242,867.88	0
Kenneth E. Smith	2,119,114.48	240,008.17	0
Scott G. Toothaker	2,119,013.07	240,109.59	0
David B. Woodside	2,118,520.17	240,602.48	0

2. Set the number of directors for the ensuing year at fourteen (14):

For	Against	Abstain
3,166,574.30	82,934.03	25,465.33

 3 Non-binding advisory resolution on the compensation of the Named Executive Officers of the Company, ("Say on Pay"):

For	Against	Abstain	Broker Non-Vote
2,245,653.93	47,918.00	65,548.74	915,854.00

4.  Non-binding advisory vote on the desired frequency of Say on Pay:

One-Year	Two Years	Three Years
2,114,705.07	100,975.20	79,068.09

Abstain	Broker Non Vote
64,373.31	915,853.00

5.  Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011:

For	Against	Abstain
3,204,655.93	35,088.84	35,225.89

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2011

BAR HARBOR BANKSHARES

 /s/ Marsha C. Sawyer

Marsha C. Sawyer
Corporate Clerk